                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 13 , 1997

                                By:             /s/ RICHARD R. BARR
                                     -----------------------------------------
                                                  Richard R. Barr
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:            /s/ GEORGE B. CALDWELL
                                     -----------------------------------------
                                                 George B. Caldwell
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:           /s/ K. JAMES EHLEN, M.D.
                                     -----------------------------------------
                                                K. James Ehlen, M.D.
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:           /s/ F. LAIRD FACEY, M.D.
                                     -----------------------------------------
                                                F. Laird Facey, M.D.
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:            /s/ WILLIAM M. KELLEY
                                     -----------------------------------------
                                                 William M. Kelley
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:           /s/ TIMOTHY R. MCCORMICK
                                     -----------------------------------------
                                                Timothy R. McCormick
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14 , 1997

                                By:            /s/ GERALD L. MCMANIS
                                     -----------------------------------------
                                                 Gerald L. McManis
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 11, 1997

                                By:             /s/ SCOTT S. PARKER
                                     -----------------------------------------
                                                  Scott S. Parker
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:             /s/ EDWARD C. PEDDIE
                                     -----------------------------------------
                                                  Edward C. Peddie
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:            /s/ JOSEPH D. SARGENT
                                     -----------------------------------------
                                                 Joseph D. Sargent
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:           /s/ B. FREDERICK BECKER
                                     -----------------------------------------
                                                B. Frederick Becker
                                       CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                                      DIRECTOR

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b)[nb]of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:              /s/ PAUL M. ORZECH
                                     -----------------------------------------
                                                   Paul M. Orzech
                                            EXECUTIVE VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:             /s/ JOSEPH R. HERMAN
                                     -----------------------------------------
                                                  Joseph R. Herman
                                        SENIOR VICE PRESIDENT AND CONTROLLER

                               POWER OF ATTORNEY

    The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-4 and 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

DATED AS OF JULY 14, 1997

                                By:            /s/ ANDREW D. KENNEDY
                                     -----------------------------------------
                                                 Andrew D. Kennedy
                                                      DIRECTOR